                                                                    Exhibit 99.2


                        LORAL SPACE & COMMUNICATIONS LTD.

                                       and

                     THE BANK OF NEW YORK, as Warrant Agent

                                WARRANT AGREEMENT

                          Dated as of December 21, 2001

                                WARRANT AGREEMENT

                                TABLE OF CONTENTS

                                                                                                                   Page
SECTION 1.        Appointment of Warrant Agent..................................................................    1

SECTION 2.        Warrant Certificates..........................................................................    1

SECTION 3.        Execution of Warrant Certificates.............................................................    1

SECTION 4.        Registration and Countersignature.............................................................    2

SECTION 5.        Registration of Transfers and Exchanges.......................................................    2

SECTION 6.        Terms and Release of Warrants.................................................................    3

SECTION 7.        Registration Statement........................................................................    4

SECTION 8.        Payment of Taxes..............................................................................    5

SECTION 9.        Mutilated or Missing Warrant Certificates.....................................................    5

SECTION 10.       Reservation of Warrant Shares.................................................................    5

SECTION 11.       Obtaining Stock Exchange Listings.............................................................    6

SECTION 12.       Adjustment of Exercise Price..................................................................    6

SECTION 13.       Fractional Interests..........................................................................   13

SECTION 14.       Notices to Warrant Holders....................................................................   13

SECTION 15.       Merger, Consolidation or Change of Name of Warrant Agent......................................   15

SECTION 16.       Warrant Agent.................................................................................   15

SECTION 17.       Change of Warrant Agent.......................................................................   18

SECTION 18.       Notices to Company and Warrant Agent..........................................................   19

SECTION 19.       Supplements and Amendments....................................................................   19

SECTION 20.       Successors....................................................................................   20

SECTION 21.       Termination...................................................................................   20

SECTION 22.       Governing Law.................................................................................   20

SECTION 23.       Benefits of This Agreement....................................................................   20

SECTION 24.       Counterparts..................................................................................   20



Exhibit A         Form of Warrant Certificate

         WARRANT AGREEMENT dated as of December 21, 2001 between Loral Space & Communications Ltd., a Bermuda company (the "COMPANY"), and The Bank of New York, a New York banking corporation, as Warrant Agent (the "WARRANT AGENT").

         WHEREAS, the Company proposes to issue Common Stock Purchase Warrants, as hereinafter described (the "WARRANTS"), which in the aggregate initially entitle the holders thereof to purchase up to 6,042,986 shares of Common Stock of the Company (the "COMMON STOCK") (the Common Stock issuable on exercise of the Warrants being referred to herein as the "WARRANT SHARES") pursuant to an exchange offer (the "Exchange Offer") made pursuant to a Lock-Up Agreement dated as of October 15, 2001 between the Company, Loral CyberStar, Inc., and certain holders of Loral CyberStar's Senior Notes and Senior Discount Notes.

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange and exercise of Warrants and other matters as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Warrant Agents as is may deem necessary or desirable upon ten (10) days' prior written notice to the Warrant Agent. The Warrant Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Warrant Agent.

         SECTION 2. Warrant Certificates. The certificates evidencing the Warrants (the "WARRANT CERTIFICATES") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

         SECTION 3. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to hold such office.

         In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

         Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

         SECTION 4. Registration and Countersignature. The Warrant Agent, on behalf of the Company, shall hold the Warrants unnumbered and unregistered.

         Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, a Vice President, the Treasurer, the Secretary or the Chief Financial Officer of the Company, initially countersign, issue and deliver Warrants collectively for all Warrants outstanding entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrants as otherwise provided in this Agreement.

         The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

         SECTION 5. Registration of Transfers and Exchanges. The Warrant Agent shall from time to time, subject to the limitations of Section 6 hereof, register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled by the Warrant Agent. Cancelled Warrant Certificates shall thereafter be disposed of by the Warrant Agent in its customary manner.

         Subject to the terms of this Agreement, Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Warrant Agent at its principal corporate trust office, which is currently located at the address listed in Section 18 hereof, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Any holder desiring to exchange a Warrant Certificate shall deliver a written request to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged. Warrant Certificates surrendered for exchange shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by such Warrant Agent in its customary manner.

         The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 5 and of Section 4 hereof, the new Warrant Certificates required pursuant to the provisions of this Section 5.

         SECTION 6. Terms and Release of Warrants.

         (a) Terms of Warrants.

         The initial exercise price per share at which Warrant Shares shall be purchasable upon the exercise of Warrants (the "EXERCISE PRICE") shall be $2.37 per share.

         Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised commencing at the opening of business on the date that such Warrant may be issued pursuant to the Exchange Offer and until 5:00 p.m., New York City time on December 27, 2006, to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. In the alternative, each Warrant holder may exercise its right, during the exercise period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the holder receives that number of Warrant Shares otherwise issuable (or payable) upon exercise of its Warrants less that number of Warrant Shares having an aggregate Market Price (as defined below) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the holder of the Warrant Shares upon such exercise. Each Warrant not exercised prior to 5:00 p.m., New York City time, on December 27, 2006 shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

         A Warrant may be exercised upon surrender to the Company at the principal corporate trust office of the Warrant Agent, which is currently located at the address listed in Section 18 hereof, of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed and such other documentation as the Warrant Agent may reasonably request, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price which is set forth in the form of Warrant Certificate attached hereto as Exhibit A as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company in New York Clearing House Funds, or the equivalent thereof or (ii) in the manner provided in this Section 6.

         Subject to the provisions of Section 8 hereof, upon such surrender of Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants, subject to
Section 13 hereof; provided, however, that if any Business Combination proposed to be effected by the Company as defined in Section 12 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as reasonably practicable, but in any event not later than three business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence subject to Section 13 hereof. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

         The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 6 and of Section 4 hereof, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose. The Warrant Agent may assume that any Warrant presented for exercise is permitted to be so exercised under applicable law and shall have no liability for acting in reliance on such assumption.

         All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in its customary manner. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

         The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders with reasonable prior written notice during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

         SECTION 7. Registration Statement. The Company shall use its commercially reasonable efforts to file with the Securities and Exchange Commission (the "SEC"), and cause to be declared effective, a registration statement (the "Registration Statement") pursuant to Rule 415, or any successor rule, under the Securities Act of 1933, as amended (the "Securities Act") on Form S-1 or Form S-3, if the use of such form is then available and as determined by the Company, or any successor forms, to cover the issuance of the Warrant Shares. The Company shall use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement until the earlier of
(a) such time as all Warrants have been exercised and (b) the fifth anniversary of the date of this Agreement. During any 365-day period in which the Warrants are exercisable, the Company may suspend the availability of the Registration Statement for up to two 30-consecutive-day periods (except during the 30 days immediately prior to the expiration of the Warrants) if (a) the Board of Directors of the Company determines in good faith that a valid business purpose exists for the suspension of the use of the Registration Statement and (b) notice of such determination is provided to the holders of Warrants at their addresses appearing in the register of the Warrants maintained by the Warrant Agent.

         SECTION 8. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 9. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, also satisfactory to the Company and the Warrant Agent. Applicants for such new Warrant Certificates must pay such reasonable charges as the Company may prescribe.

         SECTION 10. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants. The Warrant Agent shall have no duty to verify availability of such shares set aside by the Company.

         The Company or, if appointed, the transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's Common Stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's Common Stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 13 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 14 hereof.

         Before taking any action which would cause an adjustment pursuant to
Section 12 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any commercially reasonable corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the

Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

         The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         SECTION 11. Obtaining Stock Exchange Listings. The Company will from time to time take all commercially reasonable actions which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

         SECTION 12. Adjustment of Exercise Price. The Exercise Price and the number of Warrant Shares issuable on exercise of each Warrant are subject to adjustment from time to time as described in this Section 12 and subject to
Section 13.

         (a) Common Stock Issued at Less than Market Value. If the Company issues or sells any Common Stock other than Excluded Stock without consideration or for consideration per share less than the Market Price of the Common Stock (provided, however, that no sale of securities pursuant to a bona fide underwritten public offering or equity line or private placement to non-affiliates of the Company (including without limitation the issuance of equity as consideration of partial consideration for acquisitions from persons that are not affiliates of the Company) will be deemed to be for less than Market Price), as of the day of such issuance or sale, the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price, in effect immediately prior to such issuance or sale, by a fraction, (x) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the Market Price on the last trading day immediately preceding such issuance or sale and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale. In such event, the number of Warrant Shares issuable upon the exercise of each Warrant shall be increased to the number obtained by dividing (x) the product of (A) the number of Warrant Shares issuable upon the exercise of each Warrant before such adjustment, and (B) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the purposes of any adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of each Warrant pursuant to this Section 12(a), the following provisions shall be applicable:

                  (1) In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

         (2) In the case of the issuance of Common Stock (otherwise than upon the conversion of any shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors, provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

         (3) In the case of the issuance of (A) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (B) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

            (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Sections 12(a)(1) and (2)), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

            (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in Sections 12(a)(1) and (2)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

            (C) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the antidilution provisions thereof (to the extent comparable to the antidilution provisions contained herein), the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Warrant Shares as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

            (D) on the expiration or cancellation of any such options, warrants or rights (without exercise), or the termination of the right to convert or exchange such convertible or exchangeable securities (without exercise), if the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance thereof, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall forthwith be readjusted to such Exercise Price and number of Warrant Shares as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

            (E) if the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; provided, however, that no increase in the Exercise Price shall be made pursuant to subclauses (A) and (B) of this Section 12(a)(3).

         (b) Employee Stock Options and Restricted Stock Grants.

         Notwithstanding anything to the contrary set forth in this Section 12, no adjustment will be required in respect of issuances of Common Stock (or options to purchase Common Stock) pursuant to stock options granted prior to the date hereof or for stock options and restricted stock granted to employees after the date hereof issued to the Company's employees, officers, directors, consultants or advisors (whether or not still in such capacity on the date of exercise) under bona fide employee benefit plans or stock option plans adopted by the Board of Directors of the Company and approved by the holders of Common Stock when required by law.

         (c) Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (x) the product of (A) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (B) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (y) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of
(x) the number of shares
of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (y) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of Warrant Shares issuable upon the exercise of each Warrant shall be increased to the number obtained by dividing (x) the product of (A) the number of Warrant Shares issuable upon the exercise of each Warrant before such adjustment, and (B) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

         (d) Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 12(e)), any Warrant Shares issued or issuable upon exercise of this Warrant after the date of such Business Combination or reclassification will be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Warrant Shares issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled upon such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Holder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Holder will receive upon exercise of this Warrant.

         (e) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (1) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (2) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (3) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder after such date shall be entitled to purchase the number of Warrant Shares which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. Successive adjustments in the Exercise Price shall be made whenever any event specified above shall occur. In such event the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (A) the number of Warrant Shares issuable upon the exercise of this Warrant before such adjustment and (B) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new number of shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

         (f) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock
(1) of shares of any class other than its Common Stock or (2) of evidence of indebtedness of the Company or any Subsidiary or (3) of assets, or (4) of rights or warrants (in each case excluding (A) Ordinary Cash Dividends and (B) any dividends or distribution referred to in Section 12(e)) in each such case the Exercise Price in effect on the record date will be reduced by an amount equal, in the case of a distribution in cash, to the amount thereof payable per share of the Common Stock, or in the case of any other distribution, to the fair value thereof per share of the Common Stock as determined by the Board of Directors. Such reductions shall take effect on the record date for such distribution. In such event, the number of Warrant Shares issuable upon the exercise of each Warrant shall be increased to the number obtained by dividing (x) the product of
(A) the number of Warrant Shares issuable upon the exercise of this Warrant before such adjustment, and (B) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Warrant Shares that would then be issuable upon exercise of this Warrant if such record date and distribution had not been fixed.

         (g) Rules for Adjustment. No adjustment in the Exercise Price or the number of Warrant Shares issuable upon the exercise of each Warrant is required if the amount of the adjustment is less than $0.01 or one-hundredth (1/100th) of a share, as the case may be; provided, however, that any adjustments which by reason of this Section 12(g) are not required to be made will be carried forward and given effect in any subsequent adjustment.

               (i) For the purposes of this Section 12, the term "shares of Common Stock" means (1) the class of stock designated as the Common Stock of the Company at the date hereof or (2) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from no par value to par value.

               (ii) Notwithstanding the foregoing, in any case which this
Section 12 provides that an adjustment becomes effective immediately after a record date for an event, the Company may defer until the occurrence of such event (1) issuing to the Holder of any Warrant exercised after such record date and before the occurrence of such event the additional securities issuable upon such conversion before giving effect to such adjustment and (2) paying to the Holder any amount in cash in lieu of any fraction pursuant to Section 13.

               (iii) If the Company takes any action affecting the Common Stock, other than action described in this Section 12, which in the opinion of the Board of Directors of the Company would materially adversely affect the conversion rights of the Holder of the Warrants, the Exercise Price for the Warrants and/or the number of Warrant Shares received upon exercise of the Warrant may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as such Board may determine in good faith to be equitable in the circumstances. Failure of the Board of Directors of the Company to provide for any such adjustment prior to the effective date of any such action by the Company affecting the Common

Stock will be evidence that the Board of Directors of the Company has determined that it is equitable to make no adjustments in the circumstances.

         (h) Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of the Warrants, reduce the then current Exercise Price or increase the number of Warrant Shares for which the Warrant may be exercised to any amount deemed appropriate by the Board of Directors of the Company; provided, however, that if the Company elects to make such adjustment, such adjustment will remain in effect for at least a 15-day period, after which time the Company may, at its option, reinstate the Exercise Price or number of Warrant Shares in effect prior to such reduction, subject to any interim adjustments pursuant to this Section 12.

         (i) Notice of Adjustment. Whenever the Exercise Price or number of Warrant Shares is adjusted, the Chief Financial Officer of the Company will compute the adjustments in accordance with the foregoing provisions and will prepare a certificate setting forth the adjustments and showing in reasonable detail the facts upon which such adjustments are based. A copy of such certificate will be filed promptly with the Transfer Agent. Promptly after delivery of such certificate, the Company will prepare a notice setting forth the adjustments and the date on which such adjustments become effective and will mail such notice of such adjustments to the Holder at the last address of the Holder as shown on the Warrants Register.

         (j) Miscellaneous. Except as provided in this Section 12, no adjustment in respect of any dividends or other payments or distributions made to Holders of securities issuable upon exercise of Warrants will be made during the term of a Warrant or upon the exercise of a Warrant. To the extent (but only to the extent) that the Holder's rights hereunder have been protected by the Holder's exercise (at Holder's election and reasonable allocation) of its preemptive rights under the Investment Agreement, no adjustments will be made to the Exercise Price or the number of Warrant Shares. In addition, notwithstanding any of the foregoing, no such adjustment will be made for the issuance or conversion of (a) any Securities (as defined in the Investment Agreement) or (b) any rights under the Rights Agreement (as defined in the Investment Agreement) or any successor agreement unless such rights become exercisable (in which case they will be deemed for purposes of this Agreement to have been issued at the time they become exercisable).

         (k) No adjustment need be made for a transaction referred to in subsections (a) or (f) of this Section 12 if Warrant holders are to participate, without requiring the Warrants to be exercised, in the transaction on a basis and with notice that the Board of Directors of the Company reasonably determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for a change in the par value of the Common Stock. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of such cash, and no interest will accrue thereon.

         (l) Statement on Certificate. Irrespective of any adjustments in the number or kind of securities purchasable upon the exercise of the Warrants or the Exercise Price, the Certificates may continue to express the same price and number and kind of shares as are stated in this Certificate.

         (m) Definitions. For purposes of this Section 12, the following terms shall have the following meanings:

         "Business Combination" means (1) any consolidation, merger, share exchange or similar business combination transaction involving the Company with any person or (2) the sale, assignment, conveyance, transfer, lease or other disposition by the Company of all or substantially all of its assets.

         "Excluded Stock" means shares of Common Stock issued by the Company upon exercise of Warrants, as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of capital stock in each case which is subject to Section 12
         (e), or upon conversion or exchange of shares or other securities convertible or exchangeable for capital stock or the exercise of rights or warrants to issued to holders of common stock (but not the issuance of such securities subject to the provisions of Section 12(a)(3)).

         "Market Price" means, with respect to a particular security, on any given day, the average of the daily closing prices for 10 consecutive trading days commencing on the 5th trading day prior to the day in question or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the New York Stock Exchange or other principal national securities exchange on which the applicable security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, (1) the average of the daily closing prices for 10 consecutive trading days commencing on the 5th trading day prior to the day in question reported by the NASDAQ Stock Market if such security is traded over-the-counter and quoted in the NASDAQ Stock Market, or (2) if such security is so traded, but not so quoted, the average of the closing reported bid and asked prices of such security as reported by the NASDAQ Stock Market or any comparable system, or (3) if such security is not listed on the NASDAQ Stock Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors of the Company.

         "Ordinary Cash Dividends" means regular quarterly cash dividends not exceeding the average amount of net income reported for such quarter.

         "Pro Rata Repurchases" means any purchase of shares of Common Stock by the Company or any Affiliate (as defined in the Investment Agreement) thereof pursuant to any tender offer or exchange offer subject to
         Section 13(e) of the Exchange Act, or pursuant to any other offer available to substantially all holders of Common Stock, whether for cash, shares of capital stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other person or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that "Pro Rata Repurchase" shall not include any purchase of shares by the Company or any Affiliate thereof made directly or indirectly in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act or any tender offer or exchange offer commenced in connection with the transactions in which this Warrant is issued. The "effective date" of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

         (n) Warrant Agent's Disclaimer.

         The Warrant Agent has no duty to determine when an adjustment under this Section 12 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under subsection (m) of this Section 12 are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section.

         (o) Form of Warrants.

         Irrespective of any adjustments in the number or kind of shares issuable upon the exercise of the Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares and Exercise Price as are stated in the Warrants initially issuable pursuant to this Agreement.

         SECTION 13. Fractional Interests. Warrants may be issued in fractional interests. Holders of fractional interests in Warrants will be entitled to purchase a number of Warrant Shares equal to the product obtained by multiplying the number of Warrant Shares issuable with respect to a full Warrant multiplied by the fractional interest owned by such holder in the Warrant. The Company may, but will not be required to, issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant is presented for exercise in full at the same time by a Holder, the exercise thereof will be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would be issuable on the exercise of any Warrant (or specified portion thereof), the Company may, in its sole discretion, issue such fraction of a Warrant Share or pay to the Holder of the Warrant an amount in cash equal to the current Market Price per share of Common Stock computed as of the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction of a Warrant Share (but in no event less than an amount equal to such fraction multiplied by the Exercise Price in effect at such time).

         SECTION 14. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 12, the Company shall promptly thereafter, and in any event within five days, (i) cause to be filed with the Warrant Agent a certificate executed by the Chief Financial

Officer of the Company setting forth the number of shares of common stock issuable upon exercise of each Warrant after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
Section 14. The Warrant Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

                  In case:

                  (1) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                  (2) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than regular cash dividends or dividends payable in shares of Common Stock or distributions referred to in subsection (b) of Section 12 hereof); or

                  (3) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                  (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (5) the Company proposes to take any action (other than actions of the character described in Section 12(a) hereof) which would require an adjustment of the Exercise Price pursuant to Section 12 hereof;

                  (6) then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 10 calendar days prior to the applicable record date hereinafter specified, or as promptly as practicable under the circumstances in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 14 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

         SECTION 15. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust or agency business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 17. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         SECTION 16. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement (and no implied duties or obligations shall be read into this Agreement against the Warrant Agent) upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

                  (1) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

                  (2) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

                  (3) The Warrant Agent may consult at any time with counsel of its own selection (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel. The Warrant Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Warrant Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (4) In the absence of bad faith on its part, the Warrant Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Warrant Agent and conforming to the requirements of this Agreement. The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                  (5) The Company agrees to pay to the Warrant Agent such compensation for all services rendered by the Warrant Agent in the administration and execution of this Agreement as the Company and the Warrant Agent shall agree in writing to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement (including fees and expenses of its counsel) and to indemnify the Warrant Agent (and any predecessor Warrant Agent) and save it harmless against any and all claims (whether asserted by the Company, a holder or any other person), damages, losses, expenses (including taxes other than taxes based on the income of the Warrant Agent), liabilities, including judgments, costs and counsel fees and expenses, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of its gross negligence or willful misconduct. The provisions of this Section 16(5) shall survive the expiration of the Warrants and the termination of this Agreement.

                  (6) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with security and indemnity satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

                  (7) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  (8) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or willful misconduct. The Warrant Agent shall not be liable for any error of judgment made in good faith by it, unless it shall be proved that the Warrant Agent was grossly negligent in ascertaining the pertinent facts. Notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of the loss or damage and regardless of the form of the action.

                  (9) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

                  (10) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent shall have any liability to any holder of a Warrant Certificate or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

                  (11) Any application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

                  (12) No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights.

                  (13) In addition to the foregoing, the Warrant Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Agreement if such acts or omissions are in reliance upon (i) the proper execution of the certification concerning beneficial ownership appended to the form of assignment and the form of the election attached hereto unless the Warrant Agent shall have actual knowledge that, as executed, such certification is untrue, or (ii) the non-execution of such certification including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

         SECTION 17. Change of Warrant Agent. The Warrant Agent may at any time resign as Warrant Agent upon written notice to the Company. If the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or of such incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant Certificate or the Warrant Agent may apply, at the expense of the Company, to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. If a Successor Warrant Agent shall not have been appointed within 30 days of such removal, the Warrant Agent may apply, at the expense of the Company, to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent upon payment of all fees and expenses due it and its agents and counsel shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this
Section 17, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

         SECTION 18. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                        Loral Space & Communications Ltd.
                            c/o Loral SpaceCom, Inc.
                                600 Third Avenue
                                New York, NY 1016
                           Attention: General Counsel

         In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal corporate trust office of the Warrant Agent.

         Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                              The Bank of New York
                          101 Barclay Street, Floor 21W
                            New York, New York 10286
                    Attention: Corporate Trust Administration

         SECTION 19. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 19, the Warrant Agent shall execute such supplement or amendment. Notwithstanding anything in this Agreement to the contrary, the prior written consent of the Warrant Agent must be obtained in connection with any supplement or amendment which alters the rights or duties of the Warrant Agent. The Company and the Warrant Agent may amend any provision herein with the consent of the holders of

Warrants exercisable for a majority of the Warrant Shares issuable on exercise of all outstanding Warrants.

         SECTION 20. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 21. Termination. This Agreement will terminate on any earlier date if all Warrants have been exercised or expired without exercise. The provisions of Section 16 hereof shall survive such termination.

         SECTION 22. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE.

         SECTION 23. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

         SECTION 24. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                         LORAL SPACE & COMMUNICATIONS LTD.

                                         By: /s/   Janet J. Yeung
                                             ----------------------------------
                                             Title: Vice President

                                         THE BANK OF NEW YORK, as

                                         Warrant Agent

                                         By: /s/   Michael C. Daly
                                             ----------------------------------
                                             Title: Assistant Vice President

                               [WARRANT AGREEMENT]

                                                                       EXHIBIT A

                          [Form of Warrant Certificate]

                                     [Face]

  EXERCISABLE ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME ,ON December __, 2006.

No. _____                                                      _______ Warrants

CUSIP G56462 18 0

                               Warrant Certificate

                        LORAL SPACE & COMMUNICATIONS LTD.

         This Warrant Certificate certifies that ________________________, or registered assigns, is the registered holder of __________ Warrants expiring December __, 2006 (the "WARRANTS") to purchase shares of Common Stock, $.01 par value (the "COMMON STOCK"), of LORAL SPACE & COMMUNICATIONS LTD. (the "COMPANY"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. New York City time, on December __, 2006, that number of fully paid and nonassessable shares of Common Stock (each, a "WARRANT SHARE") as set forth below at the exercise price (the "EXERCISE PRICE") as determined pursuant to the Warrant Agreement referenced below payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 6 of the Warrant Agreement.

         Each Warrant is initially exercisable for one share of Common Stock. The number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence after the closing of the Exchange Offer of certain events set forth in the Warrant Agreement.

         The initial Exercise Price per share of Common Stock for any Warrant shall be equal to $2.37 per share. The Exercise Price is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         No warrant may be exercised after 5:00 p.m., New York City time, on December __, 2006 and to the extent not exercised by such time such warrants shall become void.

         Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

         THIS WARRANT CERTIFICATE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                                         LORAL SPACE & COMMUNICATIONS, LTD.

                                         By
                                             ----------------------------------
                                             Name:    Richard P. Mastoloni
                                             Title:   Vice President and
                                                      Assistant Treasurer

                                         By:
                                             ----------------------------------
                                             Name:    Janet T. Yeung
                                             Title:   Vice President and
                                                      Assistant Secretary

Countersigned:

Dated:                  , 20
        ---------------     --

THE BANK OF NEW YORK,
as Warrant Agent

By:_______________________________
     Authorized Signatory

                          [Form of Warrant Certificate]

                                    [Reverse]

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring December __, 2006 entitling the holder on exercise to receive shares of Common Stock, par value $0.01 per share, of the Company (the "COMMON STOCK"), and are issued or to be issued pursuant to a Warrant Agreement dated as of December ___, 2006 (the "WARRANT AGREEMENT"), duly executed and delivered by the Company to The Bank of New York, a New York banking corporation, as warrant agent (the "WARRANT AGENT"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         Warrants may be exercised at any time on or before 5:00 p.m., New York City time, on December __, 2006. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement at the principal corporate trust office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

         Warrant Certificates, when surrendered at the principal corporate trust office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                              Election to Purchase

                    (To Be Executed Upon Exercise Of Warrant)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of __________ Corporation in the amount of $______ in accordance with the terms hereof unless the holder is exercising Warrants pursuant to the net exercise provisions of
Section 6 of the Warrant Agreement. The undersigned requests that a certificate for such shares be registered in the name of ________________, whose address is _______________________________ and that such shares be delivered to
________________ whose address is ___________ ______________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________, whose address is _________________________, and that such
Warrant Certificate be delivered to _________________, whose address is
__________________.

                                                          Signature:

Date:                        , 20
       ---------------------      --

                                                          Signature Guaranteed: